                                                                         e(1)(d)


                                 AMENDMENT NO. 3
                       TO THE SECOND AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                   (APPLICABLE TO CLASS A AND CLASS C SHARES)


        The Second Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM Funds Group, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

        Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                                 AIM FUNDS GROUP

CLASS A SHARES
--------------

AIM Balanced Fund
AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Utilities Fund
AIM International Emerging Growth Fund
AIM New Technology Fund
AIM Select Growth Fund
AIM Small Cap Equity Fund
AIM Value Fund
AIM Value II Fund
AIM Worldwide Spectrum Fund

CLASS C SHARES
--------------

AIM Balanced Fund
AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Utilities Fund
AIM International Emerging Growth Fund
AIM New Technology Fund
AIM Select Growth Fund
AIM Small Cap Equity Fund
AIM Value Fund
AIM Value II Fund
AIM Worldwide Spectrum Fund"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  September 28, 2001

                                             AIM FUNDS GROUP


Attest:   /s/ RENEE A. FRIEDLI               By:    /s/ Robert H. Graham
       --------------------------------         --------------------------------
Assistant Secretary                                     Robert H. Graham
                                                        President



                                             A I M DISTRIBUTORS, INC.


Attest:     /S/ LISA A. MOSS                 By:    /s/ MICHAEL J. CEMO
       --------------------------------         --------------------------------
Assistant Secretary                                     Michael J. Cemo
                                                        President




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